--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                                 Annual Report
                              Latin America Fund
--------------------------------------------------------------------------------
                                October 31, 1996
--------------------------------------------------------------------------------
Report Highlights
================================================================================

* Even as Latin American economies strengthened, their stock markets lost some momentum over the past six months.

* Returns for the 12 months ended October 31 were in double-digits, led by Argentina and Brazil.

* Your fund returned 3.56% and 26.52% for the 6- and 12-month periods, res-pectively, lagging its benchmarks for the shorter period but exceeding them for the year.

o Brazil remained the fund's largest commitment at 46% of net assets, up from 37% six months ago; Mexico remained second at 25%; and Argentina third at 11%.

o Although the ride will be bumpy at times, we continue to expect stocks in this region to perform well in the long run as economic reforms continue.

--------------------------------------------------------------------------------
Fellow Shareholders
================================================================================

     There are now a number of tangible signs of economic recovery in the larger Latin American countries, although stock performance was uneven in recent months. Following contraction in the first quarter of 1996, second quarter real GDP growth in Mexico, Brazil, and Argentina picked up and appeared to extend into the third quarter. The regional recession triggered by the late-1994 Mexican peso devaluation forced governments to push through growth-enhancing reform measures, although progress has varied considerably from country to country.

     The short-term challenges will be to nurture economic recovery while maintaining tight control over current account balances; to attract foreign capital once again; and to bolster reserves to more comfortable levels. Longer term, the goal will be to follow the Chilean model of wide-ranging deregulation, privatization, expansion of trade, fiscal discipline, higher savings rates, and political reform. Progress across the region will be patchy as ever, but we believe the long-term trend of positive reform is irreversible and provides a basis for equity investment that is full of opportunity.

================================================================================
Performance Comparison
================================================================================
Periods Ended 10/31/96                            6 Months           12 Months
--------------------------------------------------------------------------------
Latin America Fund                                    3.56%              26.52%
MSCI EMF Latin America Index                          5.90               23.34
Lipper Latin America Funds Average                    5.18               26.06
--------------------------------------------------------------------------------

     Your fund participated fully in the resurgence of Latin American stocks over the past year. Its gain of 26.52% outstripped the benchmark index and was also slightly above the average return of similar funds, as shown in the table. Gains were considerably smaller in the most recent six-month period, and the fund's advance trailed the benchmark mainly because some of the small-cap stocks in the portfolio gave back some of their earlier outperformance.

     Considering the extent of economic dislocation in Mexico, the speed of its recovery and that of the banking sector was encouraging. Exporters continued to benefit from the weak peso (even though the peso depreciated less than inflation year-to-date), and the trade balance will be in significant surplus again in 1996. On the other hand, consumers remain subdued following a period of sharp drops in real wages and rising levels of debt. Reserves are still at uncomfortably low levels, and investors will be watching for any deterioration in the trade balance as the economy recovers and also will be focusing on the government's continuing commitment to push through reforms. (In October, for example, the government announced that it had backed away from plans to fully privatize Pemex's petrochemical plants, after which interest rates rose abruptly and the peso weakened.) We see the economy entering a more solid growth phase in 1997 and 1998 as confidence returns and the banks once again begin to expand their loans. Having cut weightings in retailer Cifra, our 25% commitment to this market is now more or less neutral.

================================================================================
Market Performance
--------------------------------------------------------------------------------
(In U.S. Dollar Terms)
Periods Ended 10/31/96                              6 Months         12 Months
--------------------------------------------------------------------------------
Argentina                                             - 3.23%            33.21%
Brazil                                                 19.27             33.03
Chile                                                 - 0.47            - 1.36
Mexico                                                - 4.86             23.75
Peru                                                  - 2.78             17.75
Venezuela                                              50.29             30.93
--------------------------------------------------------------------------------
Source: FAME Information Services, Inc., using MSCI Indices.
--------------------------------------------------------------------------------

     The Brazilian economy is also on a recovery path. Industrial production growth has been positive since May, and retail sales, boosted by increased use of credit, have been surprisingly robust. Strong import growth has put pressure on the trade balance, which focused attention once more on the currency. Many analysts believe the real to be overvalued. On the political front, there is much talk about a constitutional amendment that would allow President Cardoso to be reelected. Bearing in mind the huge progress made since Cardoso became Finance Minister back in May 1993, this would be regarded as a positive development. The major stock market theme this year was the privatization and restructuring of the telecommunications and electricity sectors, which together account for over 40% of the MSCI Brazilian index. Although many uncertainties remain, long-term investors will be hoping to enjoy the significant benefits of a shift to private enterprise under a clearly defined regulatory structure that would allow a market return on assets. In the portfolio, this theme is represented mainly through the telecommunications bellwether stock Telecomunicacoes Brasileiras, which has outperformed strongly this year. Overall your portfolio is marginally overweighted in Brazil at 46% of net assets.

     Politics took center stage in Argentina, where Finance Minister Cavallo, architect of the country's orthodox reform program, was unceremoniously sacked at a time of 17% unemployment (versus just 7% at the end of 1992), increasingly restless unions, and an economy still mired in recession. Cavallo has since countered with allegations of corruption against cabinet members. Although there was a brief uptick in short-term interest rates following his departure, confidence appears to be returning and industrial production grew 9.2% from September to September. Our largest positions in this market are Telefonica de Argentina and Naviera Perez, an oil and gas conglomerate with exploration assets in Venezuela.

     The smaller Chilean economy, more or less untouched by the fallout of the Mexican devaluation and several years ahead of the rest of the region in terms of reform, is enjoying growth rates more normally associated with Asian economies. First quarter GDP growth of 9%, unheard of in Latin America since the 1970s, was followed by second quarter GDP growth of 6.6% as the authorites put on the monetary brakes to prevent overheating. In June, the price of copper - Chile's dominant export - fell 23%, pushing the trade balance into deficit, and it seems likely that real interest rates will have to remain high to prevent further deterioration. At the company level, cheaply valued earnings growth is hard to find because of strong competition in many sectors. For example, falling electricity rates have weighed down the key electricity sector that composes 46% of the MSCI Chilean index. Primarily for this reason, Chile remains substantially underweighted in your fund.

     [Pie chart showing Geographic Diversification: Brazil 46%, Mexico 25%, Argentina 11%, Chile 10%, Peru 2%, Venezuela 1%, Guatemala 1%, Other and Reserves 4%]

     Peru went one step further down the privatization path in June when the government sold off an additional 23% of the telecommunications monopoly. Your fund participated in this transaction by purchasing shares. With the trade deficit improving and a credible policy of fiscal constraint in place, Peru's growth should accelerate into 1997. Finally, in Venezuela, where until recently oil revenues were an excuse to shield the country from the reform process sweeping the rest of the region, the government is scheduled in November to begin selling its 49% stake in the telecommunications monopoly CANTV. Hopes for economic restructuring have been raised and dashed a number of times in the past, and there are considerable doubts about the government's commitment to fiscal discipline. Nevertheless, falling inflation (3.6% per month in September versus 12.6% in May) and a more stable currency suggest improved economic conditions, and the recent gain in Venezuelan stock prices shows that investors are hopeful.

Summary and Outlook

     Growth in the region is reemerging. Governments are committed to policy reform which has continued, and, if anything, accelerated, despite the severe economic challenges of the past couple of years. Valuations are cheap, especially in Brazil, the region's largest market. Admittedly, the last two years ending October 31 were disappointing for investors in Latin America, with a 15.3% decline in the MSCI Latin America Index. But the same index showed a gain of 369.6% for the six years ending this October despite the Mexican devaluation. While we must continue to expect a volatile ride, we believe there is every reason to hope that risk will be rewarded with superior performance over time in this fast-changing part of the world.

Respectfully submitted,

[Signature]

Martin G. Wade
President

November 22, 1996

================================================================================
About Your Investment Manager
--------------------------------------------------------------------------------

     Since many of you are new investors in the T. Rowe Price international stock funds, we want to tell you briefly about the management team behind them. The funds are managed by Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price and Robert Fleming Holdings Ltd. of London.

     Rowe Price-Fleming brings a wealth of experience to international investing. T. Rowe Price was founded in 1937, and Robert Fleming, a British merchant bank and investment firm, was founded in 1873. Since its birth in 1979, Rowe Price-Fleming has grown into the largest U.S. manager of international no-load funds,* with more than $27 billion under its stewardship, including 11 stock and bond mutual funds.

     While Rowe Price-Fleming's investment team is based in London, portfolio managers are also located in Tokyo, Hong Kong, Singapore, Baltimore, and soon in South America. The company's equity managers are responsible for specific stock selection, but they are supported by more than 100 analysts in 14 financial centers worldwide.

     Rowe Price-Fleming's investment philosophy is straightforward and consistent: Each equity fund seeks broad diversification among companies that offer above-average growth prospects at reasonable valuations. While diversifying among many different companies and industries, each fund adheres strictly to its prospectus.

     Portfolio managers combine a macroeconomic view of each market with extensive research on individual companies. Therefore, your portfolios can potentially benefit from positive economic trends as well as from the selection of individual stocks that may perform well regardless of economic conditions.

     Rowe Price-Fleming believes that its emphasis on faster-growing foreign economies, broad diversification, and strong commitment to fundamental research helps it identify the best opportunities in international stocks.

*Strategic Insight Simfund
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Industry Diversification
                                                Percent of          Percent of
                                                Net Assets          Net Assets
                                                   4/30/96            10/31/96
--------------------------------------------------------------------------------
Services                                              34.2%               36.7%
Energy                                                18.8                18.5
Consumer Goods                                        13.7                13.8
Materials                                             12.2                11.9
Finance                                                8.7                11.2
Multi-Industry                                         3.6                 3.4
Miscellaneous                                          0.6                   -
Reserves                                               8.2                 4.5
--------------------------------------------------------------------------------
Total                                                100.0%              100.0%
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS
                                                                   Percent of
                                                                   Net Assets
                                                                     10/31/96
--------------------------------------------------------------------------------

Telecomunicacoes Brasileiras, Brazil ............................        13.5%
Cemex, Mexico ...................................................         5.2
Telefonos de Mexico, Mexico .....................................         5.0
Banco Bradesco, Brazil ..........................................         4.2
Brahma, Brazil ..................................................         3.3

Telefonica de Argentina, Argentina ..............................         3.3
Electrobras, Brazil .............................................         3.0
Naviera Perez, Argentina ........................................         2.9
Cia Energetica Minas Gerais, Brazil .............................         2.8
Telecomunicacoes de Sao Paulo, Brazil ...........................         2.7

Cifra, Mexico ...................................................         2.7
Usiminas, Brazil ................................................         2.2
Kimberly-Clark, Mexico ..........................................         2.0
Panamerican Beverages, Mexico ...................................         1.8
Brasmotor, Brazil ...............................................         1.8

Empresa Nacional de Electricidad, Chile .........................         1.8
Enersis, Chile ..................................................         1.7
Chilectra, Chile ................................................         1.7
Grupo Financiero Banamex, Mexico ................................         1.6
Banco Frances del Rio, Argentina ................................         1.5

Petrol Brasileiros, Brazil ......................................         1.4
Grupo Modelo, Mexico ............................................         1.4
Companhia Siderurgica Nacional, Brazil ..........................         1.3
Cia Cimento Portland Itau, Brazil ...............................         1.3
YPF Sociedad Anonima, Argentina .................................         1.3
--------------------------------------------------------------------------------
Total ...........................................................        71.4%
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

     [SEC Chart Sowing Latin America Fund $8211, MSCI EMF latin America $10,315, Lipper Latin America Funds Average $8,329]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                              Since    Inception
Periods Ended 10/31/96                         1 Year     Inception         Date
--------------------------------------------------------------------------------
Latin America Fund                             26.52%        - 6.71%    12/29/93
--------------------------------------------------------------------------------
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

--------------------------------------------------------------------------------
                                  For a share outstanding throughout each period
================================================================================
Financial Highlights
                                           Year                      12/29/93
                                          Ended                            to
                                       10/31/96       10/31/95       10/31/94
--------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period .............    $     6.49     $    10.32     $    10.00

Investment activities
        Net investment income ...          0.10           0.05          (0.03)
        Net realized and
        unrealized gain (loss) ..          1.60          (3.92)          0.29

        Total from
        investment activities ...          1.70          (3.87)          0.26

Distributions
        Net investment income ...         (0.06)          --             --

Redemption fees added
to paid-in-capital ..............          0.01           0.04           0.06

NET ASSET VALUE
End of period ...................    $     8.14     $     6.49     $    10.32

Ratios/Supplemental Data
Total return ....................         26.52%        (37.11)%         3.20%
Ratio of expenses to
average net assets ..............          1.66%          1.82%          1.99%+
Ratio of net investment
income to average
net assets ......................          1.29%          0.76%         (0.35)%+
Portfolio turnover rate .........          22.0%          18.9%          12.2%+
Average commission rate paid ....    $   0.0001             $-             $-
Net assets, end of period
(in thousands) ..................    $  213,691     $  148,600     $  198,435
--------------------------------------------------------------------------------
+    Annualized.
================================================================================
The accompanying notes are an integral part of these financial statements.
     October 31, 1996

================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                         Shares/Par      Value
                                                                  In thousands
--------------------------------------------------------------------------------


ARGENTINA  11.2%
Common Stocks  11.1%

Astra Cia Argentina de Petroleo .....................      336,320 $         606
Banco Frances del Rio ADR (USD) .....................      124,720         3,274
Capex (Class A) GDR (USD) ...........................       24,500           358
Capex (Class A) GDR (144a) (USD) ....................        6,100            89
Central Costanera ADR (USD) .........................       14,000           439
Enron Global Power & Pipeline (USD) .................       24,648           693
Mirgor ADS (USD) ....................................       83,000           141
Naviera Perez (Class B) .............................      964,784         6,127
Quilmes Industrial (USD) ............................       21,000           215
Telecom Argentina Stet (Class B) ADR (USD) ..........       15,650           591
Telefonica de Argentina (Class B) ADR (USD) .........      289,197         6,724
Telefonica de Argentina (Class B) ADS (USD) .........       13,270           309
Transportadora de Gas del Sur ADR (USD) .............      117,731         1,369
YPF Sociedad Anonima (Class D) ADR (USD) ............      120,194         2,734
                                                                          23,669

Preferred Stocks 0.1%

Quilmes Industrial ADR, new (USD) * ..............         29,500            310
                                                                             310
Total Argentina (Cost $25,487) ...................                        23,979


BELIZE  0.3%
Common Stocks  0.3%
BHI (USD) ...................................           31,333               591
Total Belize (Cost $542) ....................                                591


BRAZIL 45.6%
Common Stocks  9.0%

Ceteco Holding (NLG) .......................            16,318               925
Cia Paranaense de Energia Copel ............        23,763,000               245
Cia Paulista de Forca e Luz ................         8,980,000               826
Companhia Siderurgica Nacional .............       113,183,393             2,809
Eletrobras .................................        20,545,863             6,379
Pao de Acucar GDR (USD) ....................            59,000             1,158
Telecomunicacoes Brasileiras ...............        49,844,000             3,037
Telecomunicacoes de Minas Gerais ...........         279,267 $                34
Telecomunicacoes de Sao Paulo * ............         1,123,616               192
                                                                        15,605
Preferred Stocks  36.6%
Artex ..........................................     220,951,941             129
Banco Bradesco .................................   1,064,228,775           9,074
Banco Itau .....................................       5,975,000           2,588
Banco Nacional .................................      53,568,000               0
Brahma .........................................      11,574,555           7,154
Brasmotor ......................................      11,146,000           3,786
Centrais Electricas de Santa Catarina ..........         351,000             297
Ceval Alimentos ................................      36,100,000             339
Cia Bras de Frigorificos .......................         678,000             317
Cia Cimento Portland Itau ......................      10,533,507           2,768
Cia Energetica Minas Gerais ....................      62,141,595           1,978
Cia Energetica Minas Gerias ADR (144a) (USD) * .          10,283             325
Cia Energetica Minas Gerias ADR, cv. (USD) * ...           2,258              71
Cia Energetica Minas Gerais ADR, sponsored,
        non voting (USD) * .....................         113,043           3,575
Cia Tecidos Norte de Minas .....................       2,699,998             907
Distribuidora de Petroleo Ipiranga .............      33,850,000             395
Dixie Toga .....................................       1,143,023             857
Duratex ........................................      12,000,000             430
Electricidade de Sao Paulo .....................       6,090,000             652
Globex Utilidades ..............................          25,000             472
Kepler Weber ...................................          18,801             110
Lojas American .................................     103,301,000           1,624
Lojas Renner ...................................      19,580,000           1,048
Multibras Eletrodomesticos .....................         485,000             788
Petrol Brasileiros .............................      23,561,973           3,050
Refrigeracao Parana ............................     207,932,163             506
Telecomunicacoes Brasileiras ...................       1,136,294              84
Telecomunicacoes Brasileiras ADR (USD) .........         341,109          25,413
Telecomunicacoes Brasileiras ADR (144a) (USD) ..           3,342             249
Telecomunicacoes de Minas Gerais ...............       6,495,000             725
Telecomunicacoes de Sao Paulo ..................      30,459,733           5,574
Telecomunicacoes de Rio de Janeiro .............       9,383,000             904
Usiminas .......................................   3,539,350,000           3,720
Usiminas ADR (144a) (USD) ......................          95,000   $         986
Wentex Textile * ...............................         334,000             975
                                                                          81,870
Total Brazil (Cost $77,097) ....................                          97,475

CHILE  9.6%
Common Stocks  9.6%

Chile Fund (USD) .......................................      80,000       1,740
Chilectra ADR (144a) (USD) .............................      68,029       3,733
Chilgener ADS (USD) ....................................      87,700       1,984
Chilquinta ADR (USD) ...................................      34,000         527
Compania Cervecerias Unidas ADS (USD) ..................      66,792       1,353
Compania de Telecomunicaciones de Chile ADR (USD) ......      19,266       1,900
Empresa Nacional de Electricidad ADS (USD) .............     204,441       3,757
Enersis ADS (USD) ......................................     127,131       3,734
Genesis Chile Fund (USD) ...............................      10,950         465
Santa Isabel ADR (USD) .................................      28,000         788
Sociedad Quimica Minera de Chile ADR (USD) .............       9,425         542
Total Chile (Cost $21,564) .............................                  20,523


COLOMBIA  0.3%
Common Stocks  0.3%

Cementos Diamante (Class B) GDS (USD) ..................      18,000         261
Gran Cadena Almacenes (Class B) ADS (USD) ..............      21,200         260
Maderas y Sinteticos Sociedad Anoma ADR (USD) ..........      14,000         199
Total Colombia (Cost $880) .............................                     720


ECUADOR  0.3%
Common Stocks  0.3%

La Cemento Nacional GDR (USD) ....................          2,754            565
Total Ecuador (Cost $543) ........................                           565


GUATEMALA  0.4%
Common Stocks  0.4%

Basic Petroleum (USD) * ........................          26,500             808
Total Guatemala (Cost $295) ....................                             808

MEXICO  25.4%
Common Stocks  25.4%

Altos Hornos de Mexico * ...........................        66,000     $     146
Apasco .............................................       133,796           816
Banco Quadrum ADR (USD) *+ .........................       126,100           536
Cemex ..............................................       542,000         1,837
Cemex (Class B) ....................................       991,746         3,566
Cemex ADS (144a) (USD) .............................       817,575         5,774
Cifra ADR (USD) ....................................     4,612,018         5,719
Controladora Commercial Mexicana ...................       802,570           691
Embotelladores del Valle Anahuac (Class B) * .......       457,050           290
Far Beneficial (Class B) ...........................       238,080           445
Fomentos Economico Mexicano (Class B) ..............       543,893         1,651
Grupo Elektra ......................................       203,539         1,388
Grupo Financiero Banamex (Class B) .................     1,600,000         3,384
Grupo Financiero Banamex (Class L) .................        41,100            84
Grupo Financiero Bancomer (Class L) * ..............         8,669             3
Grupo Financiero Bancomer ADR (144a) (USD) * .......         9,150            78
Grupo Financiero Bancomer GDS (USD) * ..............         2,555            22
Grupo Financiero Inbursa (Class B) .................       220,000           712
Grupo Industrial Maseca (Class B) ..................     1,112,605         1,354
Grupo Modelo (Class C) .............................       568,970         2,948
Grupo Televisa GDR (USD) ...........................        96,404         2,531
Interamericas Communications (USD) .................        28,000           103
Jugos de Valle (Class B) * .........................       419,940           577
Kimberly-Clark Mexico (Class A) ....................       217,711         4,198
Panamerican Beverages (Class A) ADR (USD) ..........        86,989         3,795
Sears Roebuck de Mexico (Class B) ADS (USD) * ......        59,000           210
Sears Roebuck de Mexico (Class B) GDS (USD) * ......        20,000            71
Seguros Comercial Americana (Class B) * ............       945,000           282
Sigma Alimentos (Class B) ..........................        49,800           434
Telefonos de Mexico (Class L) ADS (USD) ............       351,888        10,733
Total Mexico (Cost $71,776) ........................                      54,378


PERU  1.5%
Common Stocks  1.3%

Banco Wiese (USD) ..............................          79,000         $   415
Cementos Lima ..................................          23,141             316
Enrique Ferreyros ..............................          15,591              15
Explosivos (Class T) * .........................          63,428              53
Minsur (Class T) ...............................          45,104             405
Peru Real Estate (Class B) * ...................         728,333             189
Telefonica del Peru ADR (USD) ..................          61,800           1,274

                                                                           2,667
Corporate Bonds  0.2%
International Financial Holdings, 6.50%, 8/1/99 ..       USD   290,000       453
                                                                             453
Total Peru (Cost $3,174) .........................                         3,120


VENEZUELA  0.9%
Common Stocks  0.9%

Mavesa ADR (USD) .....................................      183,436        1,169
Sudamtex de Venezuela (Class B) ADR (USD) * ..........       87,202          469
Venezolana de Prerreducidos Caroni GDS (USD) .........       60,000          312
Total Venezuela (Cost $1,942) ........................                     1,950


SHORT-TERM INVESTMENTS  3.8%
Commercial Paper  3.8%

American Express Credit, 5.26%, 12/5/96 $ ...............   1,000,000        995
Bank of America, 5.40%, 2/5/97 ..........................   1,000,000        986
Caisse des Depots et Consignations, 4(2), 5.25%, 11/13/96   1,000,000        998
Tasmanian Public Finance, 5.36%, 12/16/96 ...............   1,000,000        993
Vermont American, 4(2), 5.25%, 11/7/96 ..................   1,668,000      1,667
Yorkshire Building Society, 5.27%, 11/8/96 ..............   1,000,000        999
Yorkshire Building Society, 5.43%, 1/24/97 ..............   1,000,000        987
Investments in Commercial Paper through a joint account,
                 5.56 - 5.63%, 11/1/96 ..................     538,107        538
Total Short-Term investments (Cost $8,163) ..............                  8,163


Total Investments in Securities
99.3% of Net Assets (Cost $211,463) .....................              $ 212,272

Other Assets Less Liabilities ...........................                  1,419

NET ASSETS ..............................................              $ 213,691
Net Assets Consist of:

Accumulated net investment income - net of distributions               $   2,413
Accumulated net realized gain/loss - net of distributions               (44,831)

Net unrealized gain (loss)                           793

Paid-in-capital applicable to 26,252,351 shares of $0.01
par value capital stock outstanding; 2,000,000,000 shares
of the corporation authorized                                            255,316

NET ASSETS ..................                                           $213,691
NET ASSET VALUE PER SHARE ...                                             $ 8.14
--------------------------------------------------------------------------------

*    Non-income producing
+    Affiliated company
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." 144a Security was purchased pursuant to Rule
144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 5.3% of net assets.
NLG  Dutch guilder
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                            Year
                                                                           Ended
                                                                        10/31/96
--------------------------------------------------------------------------------
Investment Income

Income
        Dividend (net of foreign taxes of $ 541) ...............       $  5,086
        Interest ...............................................            634
        Total income ...........................................          5,720

Expenses
        Investment management ..................................          2,096
        Shareholder servicing ..................................            772
        Custody and accounting .................................            192
        Prospectus and shareholder reports .....................             60
        Registration ...........................................             51
        Legal and audit ........................................             26
        Directors ..............................................              7
        Miscellaneous ..........................................             17
        Total expenses .........................................          3,221

Net investment income ..........................................          2,499

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
        Securities .............................................        (29,372)
        Foreign currency transactions ..........................           (168)
        Net realized gain (loss) ...............................        (29,540)

Change in net unrealized gain or loss on
        Securities .............................................         65,797
        Other assets and liabilities
        denominated in foreign currencies ......................            (12)
        Change in net unrealized gain or loss ..................         65,785
Net realized and unrealized gain (loss) ........................         36,245

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............       $ 38,744
==============================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                             Year        Year
                                                            Ended       Ended
                                                         10/31/96    10/31/95
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets

Operations
    Net investment income ...........................   $   2,499    $   1,220
    Net realized gain (loss) ........................     (29,540)     (12,905)
    Change in net unrealized gain or loss ...........      65,785      (64,916)
    Increase (decrease) in net assets from operations      38,744      (76,601)

Distributions to shareholders
    Net investment income ...........................      (1,323)        --

Capital share transactions *
    Shares sold .....................................      96,325      100,910
    Distributions reinvested ........................       1,236         --
    Shares redeemed .................................     (70,187)     (75,007)
    Redemption fees received ........................         296          863
    Increase (decrease) in net assets from capital
    share transactions ..............................      27,670       26,766

Net Assets
Increase (decrease) during period ...................      65,091      (49,835)
Beginning of period .................................     148,600      198,435

End of period .......................................    $213,691     $148,600
*Share information
    Shares sold .....................................      12,407       14,030
    Distributions reinvested ........................         180         --
    Shares redeemed .................................      (9,239)     (10,355)
    Increase (decrease) in shares outstanding .......       3,348        3,675
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Notes to Financial Statements
================================================================================

--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1993.

Valuation

     Equity securities listed or regularly traded on a securities exchange (including Nasdaq) are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies

     Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Currency Translation

     Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

--------------------------------------------------------------------------------
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets

     At October 31, 1996, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Commercial Paper Joint Account

     The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $60,520,000 and $39,979,000, respectively, for the year ended October 31, 1996.

--------------------------------------------------------------------------------
NOTE 3 - FEDERAL  INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $45,003,000, of which $2,386,000 expires in 2002, $12,876,000 in 2003 and $29,741,000 in 2004. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

================================================================================
Undistributed net investment income.....................               $ 11,000
Paid-in-capital ........................................               (11,000)
--------------------------------------------------------------------------------

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1996. The results of operations and net assets were not affected by the reclassifications.

     At October 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $211,463,000 and net unrealized gain aggregated $809,000, of which $33,168,000 related to appreciated investments and $32,359,000 to depreciated investments.

--------------------------------------------------------------------------------
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $205,000 was payable at October 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At October 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $709,000 for the year ended October 31, 1996, of which $76,000 was payable at period-end.

     During the year ended October 31, 1996, the fund, in the ordinary course of business, paid commissions of $29,000 to, and placed security purchase and sale orders aggregating $6,200,000 with, certain affiliates of the manager in connection with the execution of various portfolio transactions.

================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Latin America Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Latin America Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
November 19, 1996

                      For yield, price, last transaction,
                         current balance or to conduct
                         transactions, 24 hours, 7 days
                          a week, call Tele*Access(R):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                           http://www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                         This report is authorized for
                       distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                       T. Rowe Price Latin America Fund.

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

              T. Rowe Price Investment Services, Inc., Distributor

                                     RPRTLAM

                                    10/31/96